Exhibit 32.2

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James K. McHugh, as the Chief Financial Officer of N-Viro International Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K/A (Amendment No. 1) for the year ended December 31, 2014 (the “Form 10-K/A No. 1”) (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K/A No. 1 fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.

/s/  James K. McHugh

James K. McHugh, Chief Financial Officer

April 29, 2015